Q3 2020 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO October 27, 2020 1

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses and their ability to pay; expectations regarding our operating goals and actions to manage these goals; expectations regarding our cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook; expectations regarding our continued focus on our long- term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; and NCR’s expected areas of focus to drive growth and create long- term stockholder value. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated October 27, 2020, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. 2 These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "CC" means constant currency, and; (ii) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, certain professional services arrangements as well as term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

Q3 2020 OVERVIEW FREE CASH FLOW of $150M in Q3 and $299M YTD EBITDA margin rate EXPANSION to 15.7% RECURRING REVENUE up 6% CC REDUCED LEVERAGE while maintaining STRONG LIQUIDITY Position ADJUSTING to COVID-19 environment; Hardware Challenged 4

STRATEGIC UPDATE • Successful progress on 80/60/20 goals • Banking - Accelerating shift to recurring software revenue • Retail - Gaining traction on self-checkout solutions • Hospitality - Momentum in Aloha Essentials continues • Accelerating NCR as a Service transformation • Continue to invest in strategic platforms 5

Q3 2020 FINANCIAL RESULTS $ in millions, except for EPS Margin % YoY CC Growth Revenue Adjusted EBITDA 48% 45.0% $400 $1,783 $2,000 $1,589 $278 30.0% 24% $249 $200 15.0% $1,000 —% 15.6% 15.7% (11)% —% $0 (24)% $0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Revenue down 11% as reported and CC Adjusted EBITDA down 10% Decline due to COVID-19 and shift to recurring Decline due to COVID-19 and shift to recurring Non-GAAP Diluted EPS Free Cash Flow $1.00 $300 $0.73 $0.54 $200 $150 $0.50 $100 $57 $0 $0.00 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Non-GAAP EPS down due to Free cash flow up due to working decline in operating earnings capital improvements 6

BANKING $ in millions Revenue YoY CC Operating Income Growth Margin % $1,200 60% $180 20.0% $942 $146 $777 17.5% $800 30% $120 $99 15.0% 15.5% $400 —% $60 12.5% 12.7% (17)% $0 (30)% $0 10.0% Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Key Highlights • Revenue down 17% CC due to a 40% decline in ATM hardware revenue. An accelerated shift from selling perpetual software licenses to recurring revenue also impacted the year-over-year revenue comparison. • Operating Income down driven by the decline in revenue partially offset by a reduction in operating expenses. 7

RETAIL $ in millions Revenue YoY CC Operating Income Growth Margin % $750 40% $60 15.0% $539 $556 $45 $500 20% $40 $36 10.0% 8.1% 6.7% $250 —% $20 5.0% 2% $0 (20)% $0 —% Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Key Highlights • Revenue up 2% CC due to increase in self-checkout revenue and services revenue partially offset by lower point-of-sale revenue. • Operating Income up driven by higher revenue and reduction in operating expenses. 8

HOSPITALITY $ in millions Revenue YoY CC Operating Income Growth Margin % $300 15% $20 20.0% $216 $10 $200 $173 —% $10 $7 10.0% 4.6% 4.0% $100 (15)% $0 —% (20)% $0 (30)% -$10 (10.0)% Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Key Highlights • Revenue down 20% CC driven primarily by a decline in hardware revenue. • Operating Income down driven by the reduction in revenue partially offset by a reduction in operating expenses. 9

SUPPLEMENTAL REVENUE $ in millions Q3 2020 Q3 2019 % Change % Change CC Software $468 $512 (9%) (9%) Services $655 $640 2% 3% Hardware $466 $631 (26%) (26%) ATM $219 $368 (40%) (40%) SCO/POS $247 $263 (6%) (7%) Total Revenue $1,589 $1,783 (11%) (11%) Software & Services % 71% 65% Recurring Revenue $848 $806 5% 6% Recurring Revenue % 53% 45% Key Highlights • Software decline driven by the shift from perpetual to recurring revenue • Services growth driven by an increase in hardware maintenance and managed services revenue • Hardware decline driven by lower ATM and point-of-sale revenue partially offset by higher self-checkout revenue • Recurring Revenue growth driven by success shifting from perpetual to recurring model as well as continued growth in recurring services revenue 10

FREE CASH FLOW, NET DEBT & EBITDA $ in millions QTD YTD Free Cash Flow Q3 2020 Q3 2019 Q3 2020 Q3 2019 Cash provided by Operating Activities $212 $155 $495 $226 Total capital expenditures ($60) ($82) ($200) ($220) Cash used in Discontinued Operations ($2) ($16) $4 ($27) Free Cash Flow $150 $57 $299 ($21) Net Debt & EBITDA Q3 2020 Q2 2020 Q3 2019 Debt $4,488 $4,690 $3,630 Cash ($1,605) ($1,681) ($388) Net Debt $2,883 $3,009 $3,242 Adjusted EBITDA LTM $937 $966 $1,045 Net Debt / Adjusted EBITDA 3.1x 3.1x 3.1x 11

CAPITAL STRUCTURE UPDATE SUMMARY OF BENEFITS TRANSACTIONS • Redeemed notes due in 2022 and 2023 • Extended weighted average debt for $1.3B maturity • New bond offering for 8-yr and 10-yr • Reduced refinancing risk notes for $1.1B • Reduces interest expense $19M annually • Retired 132,000 Series A Convertible • Eliminates $7M annual dividends in 2021 Preferred Stock for $144M in Q4 2020 • Reduces dilutive share count by 4.4M • Reduces interest expense by $8M • Paid down $470M of revolver in Q4 2020 annually ~$800M deployed in capital transactions Expected to reduce annual interest by $27M plus annual dividends by $7M for $34M total savings 12

LOOKING FORWARD • Execute NCR As-A-Service 80/60/20 Strategy • Maintain strong cash reserve and financial flexibility • Drive cash flow generation • Building momentum for 2021 execution • Virtual Investor Day December 3, 2020 13

SUPPLEMENTARY MATERIALS 14

Q3 2020 GAAP RESULTS $ in millions, except per share amounts % Change Q3 2020 Q3 2019 As Reported Revenue $1,589 $1,783 (11%) Gross Margin 427 507 (16)% Gross Margin Rate 26.9% 28.4% Operating Expenses 309 335 (8)% % of Revenue 19.4% 18.8% Operating Income 118 172 (31)% % of Revenue 7.4% 9.6% Interest and other expense (86) (64) 34% Income Tax Expense (Benefit) — 4 (100%) Effective Income Tax Rate —% 3.7% Net Income from Continuing Operations (attributable to NCR) $31 $105 (70%) Diluted EPS $0.19 $0.21 (10)% 15

Q3 2020 OPERATIONAL RESULTS $ in millions, except per share amounts % Change Q3 2020 Q3 2019 % Change Constant As Reported Currency Revenue $1,589 $1,783 (11%) (11%) Gross Margin (non-GAAP) 446 513 (13)% (13)% Gross Margin Rate (non-GAAP) 28.1% 28.8% (70 bps) (70 bps) Operating Expenses (non-GAAP) 288 311 (7%) (8%) % of Revenue 18.1% 17.4% 70bps 60bps Operating Income (non-GAAP) 158 202 (22%) (21%) % of Revenue 9.9% 11.3% (140)bps (130)bps Interest and other expense (non-GAAP) (66) (58) 14% 10% Income Tax Expense (non-GAAP) 14 34 (59)% (59)% Effective Income Tax Rate (non-GAAP) 15.2% 23.6% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 77 111 (31)% (27)% Diluted EPS (non-GAAP) $0.54 $0.73 (26%) (25%) 16

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, and other special items, including amortization of acquisition related intangibles as well as transformation and restructuring charges, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 17

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, and other special items, including amortization of acquisition related intangibles as well as transformation and restructuring charges. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. 18

NON-GAAP MEASURES NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 19

GAAP TO NON-GAAP RECONCILIATION $ in millions Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q3 2020 Q2 2020 Q3 2019 LTM LTM LTM Q3 2020 Q3 2019 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 502 $ 576 $ 197 $ 31 $ 105 Pension Mark-to-Market Adjustments 75 75 (45) — — Transformation & Restructuring Costs 43 31 172 19 7 Acquisition-Related Amortization of Intangibles 84 85 85 21 22 Acquisition-Related Costs 2 3 6 — 1 Internal reorganization & IP Transfer (37) (37) — — — Loss on Debt Extinguishment 20 — — 20 — Interest Expense 221 214 186 60 53 Interest Income (6) (4) (5) (3) (1) Depreciation and Amortization 260 249 235 70 59 Income Taxes (334) (330) 121 — 4 Stock Compensation Expense 107 104 93 31 28 Adjusted EBITDA (non-GAAP) $ 937 $ 966 $ 1,045 $ 249 $ 278 20

GAAP TO NON-GAAP RECONCILIATION Q3 2020 $ in millions, except per share amounts Acquisition- Q3 QTD 2020 Transformation related Q3 QTD 2020 GAAP Costs amortization of Debt Refinancing non-GAAP intangibles Product revenue $521 $— $— $— $521 Service revenue 1,068 — — — 1,068 Total revenue 1,589 — — — 1,589 Cost of products 452 (10) (2) — 440 Cost of services 710 (4) (3) — 703 Gross margin 427 14 5 — 446 Gross margin rate 26.9% 0.9% 0.3% —% 28.1% Selling, general and administrative expenses 254 (2) (16) — 236 Research and development expenses 55 (3) — — 52 Total operating expenses 309 (5) (16) — 288 Total operating expense as a % of revenue 19.4% (0.3)% (1.0)% —% 18.1% Income from operations 118 19 21 — 158 Income from operations as a % of revenue 7.4% 1.2% 1.3% —% 9.9% Interest and Other (expense) income, net (86) — — 20 (66) Income from continuing operations before income 32 19 21 20 92 taxes Income tax (benefit) expense — 5 4 5 14 Effective income tax rate —% 15.2% Income from continuing operations 32 14 17 15 78 Net income (loss) attributable to noncontrolling 1 — — — 1 interests Income from continuing operations (attributable to $31 $14 $17 $15 $77 NCR) Diluted earnings per share $0.19 $0.10 $0.12 $0.10 $0.54 Diluted shares outstanding 129.7 143.3 21

GAAP TO NON-GAAP RECONCILIATION Q3 2020 $ in millions, except per share amounts Q3 QTD 2020 Q3 QTD 2020 non- GAAP GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $31 $77 Dividends on convertible preferred shares (6) — Income from continuing operations attributable to NCR common stockholders $25 $77 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.7 129.7 Weighted as-if converted preferred shares — 13.6 Total shares used in diluted earnings per share 129.7 143.3 Diluted earnings per share (1) $0.19 $0.54 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 22

GAAP TO NON-GAAP RECONCILIATION

Q3 2019

$ in millions, except per share amounts

	Q3 QTD 2019 GAAP	Transformation & Restructuring Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	Valuation Allowance Release	Q3 QTD 2019 non-GAAP
Product revenue	**$712**	$—	$—	$—	$—	$—	**$712**
Service revenue	**1,071**	—	—	—	—	—	**1,071**
Total revenue	**1,783**	**—**	**—**	**—**	**—**	**—**	**1,783**
Cost of products	**555**	—	(2)	—	—	—	**553**
Cost of services	**721**	(1)	(3)	—	—	—	**717**
Gross margin	**507**	**1**	5	—	—	—	**513**
Gross margin rate	***28.4%***	*0.1%*	*0.3%*	*—%*	*—%*	*—%*	***28.8%***
Selling, general and administrative expenses	**271**	(6)	(17)	(1)	—	—	**247**
Research and development expenses	**64**	—	—	—	—	—	**64**
Total expenses	**335**	(6)	(17)	(1)	—	**—**	**311**
Total expense as a % of revenue	***18.8%***	*(0.3)%*	*(1.0)%*	*(0.1)%*	*—%*	***—%***	***17.4%***
Income from operations	**172**	**7**	**22**	**1**	**—**	**—**	**202**
Income from operations as a % of revenue	**9.6%**	0.4%	1.2%	0.1%	—%	**—%**	**11.3%**
Interest and Other (expense) income, net	**(64)**	—	—	—	6	**—**	**(58)**
Income from continuing operations before income taxes	**108**	7	22	1	6	**—**	**144**
Income tax expense	**4**	2	4	(2)	1	**25**	**34**
Effective income tax rate	***3.7%***						***23.6%***
Income from continuing operations	**104**	5	18	3	5	**(25)**	**110**
Net income attributable to noncontrolling interests	**(1)**	—	—	—	—	**—**	**(1)**
Income from continuing operations (attributable to NCR)	**$105**	**$5**	**$18**	**$3**	**$5**	**($25)**	**$111**
Diluted (loss) earnings per share	**$0.21**	**$0.03**	**$0.12**	**$0.02**	**$0.03**	**($0.17)**	**$0.73**
Diluted shares outstanding	**123.4**						**151.2**

23

GAAP TO NON-GAAP RECONCILIATION Q3 2019 $ in millions, except per share amounts Q3 QTD 2019 Q3 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $105 $111 Dividends on convertible preferred shares ($79) $— Income from continuing operations attributable to NCR common $26 $111 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 123.4 123.4 Weighted as-if converted preferred shares — 27.8 Total shares used in diluted earnings per share 123.4 151.2 Diluted earnings per share (1) $0.21 $0.73 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 24

GAAP TO NON-GAAP RECONCILIATION Q3 2020 $ in millions Q3 2020 Q3 2019 Operating Income Operating Income Banking $99 $146 Retail 45 36 Hospitality 7 10 Other 7 10 Total Operating Income (non-GAAP) 158 202 Less: Transformation and restructuring costs 19 7 Acquisition-related amortization of intangibles 21 22 Acquisition-related costs — 1 Total Operating Income (GAAP) $118 $172 25

GAAP TO NON-GAAP RECONCILIATION Q3 2020 Q3 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Banking (18%) (1%) (17%) Retail 3% 1% 2% Hospitality (20%) —% (20%) Other (3%) 2% (5%) Total Revenue (11%) —% (11%) 26

GAAP TO NON-GAAP RECONCILIATION Q3 2020 Q3 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Software (9%) —% (9%) Services 2% (1%) 3% Hardware (26%) —% (26%) ATM (40%) —% (40%) SCO/POS (6%) 1% (7%) Total Revenue (11)% —% (11%) Recurring Revenue 5% (1%) 6% 27

GAAP TO NON-GAAP RECONCILIATION Q3 2020 Favorable % Change Q2 2020 Operational Results % Change As (unfavorable) FX Constant Reported impact Currency Revenue (11%) —% (11%) Gross Margin (non-GAAP) (13%) —% (13%) Gross Margin Rate (non-GAAP) (70 bps) — bps (70 bps) Operating Expenses (non-GAAP) (7%) 1% (8%) % of Revenue 70 bps 10 bps 60 bps Operating Income (non-GAAP) (22%) (1%) (21%) % of Revenue (140 bps) (10 bps) (130 bps) Interest and other expense (non-GAAP) 14% 4% 10% Income Tax Expense (non-GAAP) (59%) —% (59%) Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (31%) (4%) (27%) Diluted EPS (non-GAAP) (26%) (1%) (25%) 28

THANK YOU 29